UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

REMSLEEP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-53450	47-5386867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Highway 84, Suite 101

Blackshear, Georgia 31516

(Address of principal executive offices, including zip code)

+1 (912) 590 -2001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share (OTCQB: RMSL)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Passing of Thomas Wood — Founder, Chairman, and Chief Executive Officer

REMSleep Holdings, Inc. (the “Company”) reports the passing of Thomas Wood, the Company’s founder, Chairman of the Board of Directors, and Chief Executive Officer, on February 26, 2026. Thomas Wood conceived and developed the DeltaWave® Nasal Pillow System, personally championed the Company’s FDA clearance process through more than four years of regulatory work, and built REMSleep from the ground up. After years of dedicating his career to seeing this product through to FDA clearance and commercial readiness, he passed away at a moment when that work was finally beginning to bear fruit. His contributions to the Company and to the broader field of sleep medicine are lasting, and the Board is committed to honoring that legacy through execution.

As a result of Mr. Wood’s passing, vacancies arose in the positions of Chairman of the Board of Directors and Chief Executive Officer.

Reconstitution of the Board of Directors

Effective March 2, 2026, Anita Michaels, the sole surviving member of the Board following Mr. Wood’s passing, COO, and his sister, who, upon his death, inherited his ownership interest in the Company, including his super voting preferred shares acted by written consent in lieu of a meeting to reconstitute the Board. Mrs. Michaels elected herself as Chairman of the Board and appointed Jeffrey Marshall and Alexander Johnson as directors. The reconstituted Board of Directors thereafter ratified these actions by unanimous written consent on March 2, 2026.

The Board of Directors of the Company now consists of:

●	Anita Michaels — Chairman of the Board

●	Jeffrey Marshall — Director and Chief Executive Officer

●	Alexander Johnson — Director

Biographical Information — Anita Michaels, 72, Chairman of the Board

Anita Michaels brings over 40 years of clinical and administrative healthcare experience to the Board. Her career spans multiple disciplines, including surgery, post-operative care, medical-surgical nursing, psychiatric care, and geriatrics. Ms. Michaels has held management and administrative leadership roles across hospital and long-term care settings, including positions as Clinical Nurse Supervisor, Infection Preventionist, Intake Assessment Coordinator, and Director of Nursing. That breadth of clinical operations experience combined with her role as the Company’s majority shareholder following the passing of Thomas Wood positions her well to provide oversight and continuity during this transition period. Ms. Michaels has maintained financial oversight of the Company and will continue to do so as the Company scales its commercial operations under new executive leadership.

Ms. Michaels does not currently serve as a director of any other public company and has no reportable transactions in the Company’s securities. There are no arrangements or understandings between Ms. Michaels and any other person pursuant to which she was elected as Chairman.

Appointment of Jeffrey Marshall, 48, as Chief Executive Officer and Director

Effective March 2, 2026, the Board of Directors appointed Jeffrey Marshall as Chief Executive Officer and as a member of the Board. Mr. Marshall brings extensive industry experience in sales, marketing, business development, and corporate leadership. He is also the founder and operator of HPM Marketing LLC and will continue certain limited outside consulting activities to the extent they do not conflict with his duties to the Company.

Mr. Marshall does not currently serve as a director of any other reporting company. There are no family relationships between Mr. Marshall and any other director or officer of the Company, and there are no related party transactions between Mr. Marshall and the Company required to be disclosed under Item 404(a) of Regulation S-K.

Executive Employment Agreement — Jeffrey Marshall

In connection with his appointment, the Company entered into an Executive Employment Agreement with Mr. Marshall, dated as of March 2, 2026 (the “Employment Agreement”). The Employment Agreement provides for, among other things, a base salary, performance-based equity compensation in the form of incentive stock options representing up to 7% of the Company’s fully diluted capitalization subject to milestone achievement, and standard termination and severance provisions. The Employment Agreement also includes an interim transition arrangement reflecting the Board’s focus on financial continuity during the leadership change, and a customary transition period provision providing the Chairman certain rights during the initial period of employment.

The foregoing description is a summary only and does not purport to be complete. The full terms of the Employment Agreement, including all compensation, equity, and governance provisions, are set forth in Exhibit 10.1 attached hereto and incorporated herein by reference. Shareholders and other interested parties are encouraged to read the full Employment Agreement for a complete description of its terms.

Appointment of Alexander Johnson, 52, as Director

Alexander Johnson is a corporate consultant and capital markets advisor with experience guiding companies across the full spectrum of growth from early-stage formation through public market entry and exit. His advisory work spans public company compliance, capital structure optimization, private placements, investor relations, and mergers and acquisitions, with a particular focus on OTC-listed and emerging-growth companies navigating the complexities of Regulation D and Regulation A securities offerings. Mr. Johnson has advised companies on corporate restructuring initiatives, fundraising strategy, and IR/PR programs, and has previously consulted for REMSleep Holdings, Inc. in connection with its capital formation strategy, investor communications, and corporate governance before his appointment to the Board.

Mr. Johnson does not currently serve as a director of any other reporting company. There are no family relationships between Mr. Johnson and any other director or officer of the Company. The Board has noted Mr. Johnson’s prior advisory relationship with the Company and has considered it in connection with the Company’s related party transaction policies. There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he was selected as a director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Executive Employment Agreement, dated as of March 2, 2026, between REMSleep Holdings, Inc. and Jeffrey Marshall.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMSLEEP HOLDINGS, INC.

Date: March 4, 2026

By:	/s/ Jeffrey Marshall
Name:	Jeffrey Marshall
Title:	Chief Executive Officer

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from those expressed or implied. Forward-looking statements include, but are not limited to, statements regarding anticipated commercial activities, capital raising efforts, product distribution, and leadership transitions. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.